UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2017

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the Annual General Meeting of Shareholders (the Annual Meeting) of Endo International plc (the Company), held on June 8, 2017, the Company’s shareholders approved the amendment to the Company’s Amended and Restated 2015 Stock Incentive Plan (the Plan). The Plan was amended and restated to increase by 10,000,000 the number of the Company’s ordinary shares, par value $0.0001 per share, that may be issued with respect to awards under the Plan and to make certain other changes to the Plan’s terms.

For a description of the terms and conditions of the Plan, as amended and restated and approved by shareholders on June 8, 2017, see “Description of Material Features of the Plan” under “Proposal 7: Amend the Endo International plc Amended and Restated 2015 Stock Incentive Plan” in the proxy statement for the Company’s Annual Meeting filed with the Securities and Exchange Commission on April 28, 2017 (the 2017 Proxy), which description is incorporated herein by reference. The foregoing description of the Plan contained in the 2017 Proxy is qualified in its entirety by reference to the full text of the Plan, as amended and restated, a copy of which is set forth as Annex 3 to the 2017 Proxy and is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On June 8, 2017, the Company held its Annual Meeting in Dublin, Ireland.

(b)	Shareholders voted on the matters set forth below.

1.	The proposal to elect, by separate resolutions, the following nine directors, representing all of the members of the Board of Directors of the Company, to serve until the next Annual Meeting or until their successors are duly elected and qualified was approved based upon the following votes:

Nominee	Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
Roger H. Kimmel	154,819,153	2,193,529	91,081	25,778,077
Paul V. Campanelli	156,368,378	648,156	87,229	25,778,077
Shane M. Cooke	152,405,749	4,467,155	230,859	25,778,077
Nancy J. Hutson, Ph.D.	155,864,964	1,021,851	216,948	25,778,077
Michael Hyatt	154,146,130	2,865,551	92,082	25,778,077
Douglas S. Ingram	155,527,857	1,344,908	230,998	25,778,077
William P. Montague	155,392,005	1,483,544	228,214	25,778,077
Todd B. Sisitsky	153,582,362	3,289,791	231,610	25,778,077
Jill D. Smith	151,100,491	5,917,585	85,687	25,778,077

2.	The proposal to approve the appointment of PricewaterhouseCoopers LLP (PWC) as the Company’s independent registered public accounting firm for the year ending December 31, 2017 and to authorize the Board of Directors, acting through the Audit Committee, to determine PWC’s remuneration was approved based upon the following votes:

Votes for approval	181,652,398
Votes against	912,576
Abstentions	316,866

3.	The proposal to approve, by advisory vote, named executive officer compensation was approved based upon the following votes:

Votes for approval	136,752,727
Votes against	19,832,650
Abstentions	518,386
Broker non-votes	25,778,077

4.	The proposal to approve, by advisory vote, the frequency of future advisory votes on named executive officer compensation received the following votes:

For one year	136,194,931
For two years	114,111
For three years	20,595,491
Abstentions	199,230
Broker non-votes	25,778,077

See item 5.07(d) below.

5.	The proposal to approve the amendment of the Company’s Memorandum of Association was approved based upon the following votes:

Votes for approval	180,314,901
Votes against	1,671,276
Abstentions	895,663

6.	The proposal to approve the amendment of the Company’s Articles of Association was approved based upon the following votes:

Votes for approval	180,259,008
Votes against	1,656,148
Abstentions	966,684

7.	The proposal to approve the amendment of the Company’s Amended and Restated 2015 Stock Incentive Plan was approved based upon the following votes:

Votes for approval	134,810,757
Votes against	22,128,284
Abstentions	164,722
Broker non-votes	25,778,077

8.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof:

None.

(c)	Not applicable.

(d)	Within 150 calendar days of the June 8, 2017 Annual General Meeting, or no later than November 5, 2017, the Company will file an Amended Current Report on Form 8-K/A to this Current Report on Form 8-K reflecting the Company’s decision, in light of the voting results reflected in item (b) (4) above, as to how frequently the Company will include a shareholder vote on the compensation of named executive officers in its proxy materials until the next advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers. An advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

Item 8.01.	Other Events.

On June 8, 2017, the Company issued a press release announcing that it became aware of the U.S. Food and Drug Administration’s request for voluntary withdrawal of OPANA® ER (oxymorphone hydrochloride extended release) from the market. The Company is reviewing the request and is evaluating the full range of potential options as it determines the appropriate path forward. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

No.	Description

10.1	Endo International plc Amended and Restated 2015 Stock Incentive Plan

99.1	Press Release of Endo International plc, dated June 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer

Dated: June 9, 2017

INDEX TO EXHIBITS

No.	Description

10.1	Endo International plc Amended and Restated 2015 Stock Incentive Plan

99.1	Press Release of Endo International plc, dated June 8, 2017.